Q1 2024 Financial Results and Business Updates 17 May 2024 Autolus.com

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding Autolus’ development of its product candidates, including the obe-cel program; the profile and potential application of obe- cel in additional disease settings; the future clinical development, efficacy, safety and therapeutic potential of the Company’s product candidates, including progress, expectations as to the reporting of data, conduct and timing and potential future clinical and preclinical activity and milestones; expectations regarding the initiation, design and reporting of data from clinical trials and preclinical studies; the extension of the pipeline beyond obe-cel; expectations regarding the regulatory approval process for any product candidates; the benefits of the collaboration between Autolus and BioNTech, including the potential and timing of milestone payments and royalties under the terms of the strategic collaboration; the Company’s current and future manufacturing capabilities; and the Company’s anticipated cash runway. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks that Autolus’ preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 21, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Developing Next Generation Programmed T Cell Therapies 2

Agenda 3 Developing Next Generation Programmed T Cell Therapies • Welcome and Introduction: Olivia Manser, Director, Investor Relations • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski

Autolus executed to plan in Q1 2024 Developing Next Generation Programmed T Cell Therapies 4 Clinical Operational • Obe-cel progressed according to plan – BLA accepted with a PDUFA target date of November 16 – MAA accepted by EMA end of Q1 – Commercial and clinical license received by MHRA for Nucleus manufacturing facility – Two patients enrolled in SLE Phase 1 CARLYSLE study; first trial site activated in Q1 • Oral presentations confirmed for ASCO and EHA – Longer f/u for FELIX study – Impact of stem cell transplant – Impact of obe-cel persistence on outcome • Additional poster presentations at EHA – Impact of inotuzumab-based bridging therapy – Sensitive methods for CAR T persistency measurements • Strategic BioNTech collaboration: $200m equity, $50m cash upfront • Underwritten registered direct offering: $350m gross proceeds • New board members: Mike Bonney (Chair), Ravi Rao, Bob Azelby, Lis Leiderman

Obe-cel pooled analysis ASH 2023 FELIX Phase 1b/2 trial

Developing Next Generation Programmed T Cell Therapies

Reliable obe-cel supply for FELIX despite the COVID–19 pandemic


Number of US international flights
40,000
30,000
20,000
10,000
0
2019
2020
2021
2022
2023
Ph1b Start
PhII Start
FELIX pivotal study V2D
V2D days
30
15
Jul 2021
100,000
80,000
60,000
40,000
20,000
0
Worldwide COVID–19 cases reported (thousand)²

- US international airline flights decreased by 41% compared to flights from pre-COVID–19 pandemic[1]
- BUT international flights are reliable and on time
- Sample collection and drug product delivery were successfully maintained, with no batches impacted

1United States Department of Transportation, Bureau of Transportation Statistics 2021 [online]. Available at: https://www.bts.gov/data-spotlight/commercial-aviation-2020-downturn-airline-passengers-employment-profits-and-flights Accessed October 2023;
2World Health Organization COVID–19 dashboard [online]. Available at: https://covid19.who.int/ Accessed October 2023

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Developing Next Generation Programmed T Cell Therapies

FELIX Phase 1b/2 pooled analysis: patient disposition

127/153 (83%) enrolled patients received obe-cel*

Enrolled**
N = 153

	n (%)
Discontinued	26 (17)
Death	15 (10)
Manufacturing-related	7 (5)
Adverse event	2 (1)
Physician decision	1 (0.7)
Progressive disease	1 (0.7)

Infused
N = 127 (83%)

Morphologic disease*** (n = 98)
- 74% of patients had CR/CRi (n = 73)
- 95% of evaluated responders were MRD-negative‡

No morphologic disease (n = 29)
- 100% of evaluable patients were MRD-negative§

Cohort A
n = 107
(84%)
≥5% BM blasts at screening

Cohort B
n = 13
(10%)
MRD-positive at screening

Cohort C
n = 7
(6%)
Isolated EMD at screening

*Seven patients received Dose 1 only; **All eligibility criteria met and the leukapheresate accepted for manufacturing; obe-cel, obecabtagene autoleucel; Roddie et al., ASH 2023, Data cut-off date: September 13, 2023; ***Morphologic disease defined as ≥5% BM blasts or presence of EMD regardless of BM blast status; ‡MRD status available for 64/73 patients, as assessed by NGS or flow cytometry; §MRD status available for 27/29 patients, as assessed by NGS or flow cytometry; BM, bone marrow; CR, complete remission; CRi, CR with incomplete hematologic recovery; EMD, extramedullary disease; MRD, measurable residual disease; NGS, next-generation sequencing; obe-cel, obecabtagene autoleucel

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FELIX Phase 1b/2 pooled analysis: EFS in all treated patients* • Median follow-up time was 16.6 months (range: 3.7−36.6 months) • 17/99 (17%) responders proceeded to SCT while in remission Developing Next Generation Programmed T Cell Therapies 8 The event-free survival estimate at 12 months was 50% *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); Median EFS: ITT population − 9.8 months (95% CI: 5.9, 12.9); CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; ITT, intent-to-treat; NE, not evaluable; obe-cel, obecabtagene autoleucel; SCT, stem cell transplant; Roddie et al., ASH 2023 Events, n: Overall Median (95% CI): Overall 59 11.7 (7.2, NE) P ro b ab ili ty ( % ) 0 10 20 30 40 50 60 70 80 90 100 Time (months) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 Overall (N = 127) Patients at risk 127 104 94 85 78 68 60 55 52 45 34 33 29 27 27 22 18 18 16 12 12 6 5 4 4 4 3 3 3 3 2 2 2 2 2 2 1 0 All treated patients (N = 127) Median EFS (95% CI), months 11.7 (7.2, NE) 6-month EFS (95% CI), % 65 (56, 73) 12-month EFS (95% CI), % 50 (39, 59)

FELIX Ph1b/2 pooled: EFS by leukemic burden prior to lymphodepletion* Developing Next Generation Programmed T Cell Therapies 9 Lower leukemic burden is associated with better outcomes *Censoring new non-protocol anti-cancer therapies including SCT with disease assessment by IRRC (data cut-off date: September 13, 2023); BM, bone marrow; CI, confidence interval; EFS, event-free survival; IRRC, Independent Response Review Committee; NE, not evaluable; SCT, stem cell transplant; Roddie et al., ASH 2023 BM blasts % prior to lymphodepletion <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) Median EFS (95% CI), months NE 15.0 (6.6, NE) 4.5 (1.5, 9.0) 6-month EFS (95% CI), % 83 (65, 92) 72 (57, 82) 40 (23, 56) 12-month EFS (95% CI), % 65 (44, 80) 55 (38, 69) 27 (12, 44) Events, n: <5% 10 ≥5−≤75% 22 >75% 27 Median (95% CI): <5% NE ≥5−≤75% 15 (6.6, NE) >75% 4.5 (1.5, 9.0) Patients at risk <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) <5% (n = 36) ≥5−≤75% (n = 51) >75% (n = 40) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 36 34 31 28 25 24 22 20 19 18 14 13 11 11 11 11 8 8 7 6 6 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 0 0 51 43 41 39 36 31 28 25 23 18 15 15 13 12 12 9 8 8 7 4 4 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 40 27 22 18 17 13 10 10 10 9 5 5 5 4 4 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 Time (months) 0 10 20 30 40 50 60 70 80 90 100 P ro b ab ili ty ( % )

FELIX Phase 1b/2 pooled analysis: CRS and ICANS • No grade ≥3 CRS and/or ICANS were observed in patients with <5% BM blasts at lymphodepletion • Vasopressors were used to treat CRS in 2.4% of patients • The treatment was generally well tolerated • Two deaths were considered treatment-related per investigator assessment: neutropenic sepsis (n = 1); acute respiratory distress syndrome and ICANS (n = 1) Developing Next Generation Programmed T Cell Therapies 10 Low rates of Grade ≥3 CRS and/or ICANS were observed BM, bone marrow; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; Roddie et al., ASH 2023 BM blasts % at lymphodepletion 2% 7% 20 0 40 60 80 100 In ci d e n ce , % CRS ICANS 0% 4% 3% 20 0 40 60 80 100 In ci d e n ce , % <5% ≥5−≤75% >75% 0% 6% 15% 20 0 40 60 80 100 In ci d e n ce , % <5% ≥5−≤75% >75% CRS and ICANS in all patients CRS by % BM blasts ICANS by % BM blasts Light colors = grade ≤2 Dark colors = grade ≥3 69% 23% 47% 69% 88% 8% 18% 43%

Commercial Launch Readiness

Commercial Readiness Obe-cel steps to commercialization 12 Roadmap to a commercial launch in r/r adult ALL Obe-cel BLA accepted by FDA Nucleus MHRA inspection & approval Obe-cel EMA MAA Developing Next Generation Programmed T Cell Therapies FDA PDUFA Target FDA Action Date November 16 Obtained MHRA MIA together with accompanying GMP certificate Q1 Q2 Q3 Q4 Medical affairs engagement Value and HEOR evidence generation US Center onboarding US supply chain, logistics and systems testing Obe-cel MHRA authorization application Filing of MHRA marketing authorization application (MAA) planned for H2 2024

The Nucleus – Our Commercial Manufacturing Facility • ~70,000 sq ft facility • Modular build using PAMs • 70% built off-site • 60% reduced build time • BREEAM Excellent rating for sustainability • Designed for 2,000+ batches per year • Target vein to delivery time 16 days at launch Developing Next Generation Programmed T Cell Therapies 13 State of the art design and operations established – groundbreaking to complete validation in 2 years Design Build Operations Nov 8, 2021 Groundbreaking Nov 25, 2022 First clean room operational May 2023 Capacity challenge 2021 2022 2023 2024 Dec 14, 2022 First Prodigy operational 2H 2023 Facility validation complete Q1 2024 MHRA GMP certificate

Expanding the obe-cel opportunity Deep value program with potentially broad applicability

The obe-cel product family and franchise opportunity Developing Next Generation Programmed T Cell Therapies 15 Obe-cel CD19 AUTO1/22 CD19/CD22 AUTO8 CD19/BCMA B-ALL and B-NHL B-cell mediated autoimmune disease B-ALL and B-NHL Multiple Myeloma B-cell and plasma cell mediated autoimmune • Optimized CD19 CAR design • Potential best-in-class efficacy and safety profile • Supported by state-of-the-art manufacturing • Supported by mature FELIX clinical/CMC package • Dual CD19 & CD22 Targeting • Designed to prevent antigen negative escape • Supported by Phase 1 data in pediatric B-ALL • Dual CD19 & BCMA Targeting • Designed to induce deep and durable responses • Initial Phase 1 data presented at ASH 2023

Developing Next Generation Programmed T Cell Therapies

Dynamic environment in cell therapy for autoimmune patients

Thoughts on clinical data from compassionate use and limited clinical trial experience

- Available clinical data is largely based on compassionate use experience, not clinical trials
- A Kymriah-like autologous CAR T program showed transformational clinical outcomes in refractory autoimmune patients
  - To date a single myositis patient relapsed after 18 months (compassionate use cohort)
- With T cell engagers (TCE), initial experience with blinatumomab with experimental c.i.v. administration resulted in clinical improvement, without eliminating the B cell compartment fully
  - "T cell engagers did not appear to drive deep/durable remissions beyond treatment and as such would require chronic therapy", Georg Schett*
- Redosing in autoimmune patients may be challenging due to the risk of immunogenicity of CAR T and s.c. administered T cell engager products

*Cantor Fitzgerald research note April 29, 2024

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Systemic Lupus Erythematosus (SLE) and autoimmunity: a new space for CAR T

Obe-cel is similar to Erlangen CD19 CART

- Erlangen CD19 CART was developed for treating paediatric ALL
  - CD19 CAR is identical to Kymriah
  - Manufacturing modified from Kymriah
  - Initial data shown in paediatric ALL patients at ASH 2021 in line with data from Kymriah
- Obe-cel has a modified design to reduce immunological toxicity compared to Kymriah
- Obe-cel experience in pediatric and adult ALL confirm differentiated profile
  - High level of molecular complete remissions
  - Lasting responses
  - Similar persistence of CART cells
  - Reduced immunological toxicity (CRS, ICANS)

Differentiated CD19 engagement (fast off-rate)


On-Rate: K_a [$M^{-1}S^{-1}$]
Other CD19 Binders
FMC63
Obe-cel Binder
CAT
HD37
B4
4G7
10^7
10^6
10^5
10^4
10^{-4}
10^{-3}
10^{-2}
10^{-1}
Off Rate: K_d [S^{-1}]

Shorter half-life of interaction compared to binders used in approved products

- obe-cel = 9.8 seconds (CAT)
- Kymriah® = 21 minutes (FMC63)

	obe-cel			Kymriah
	CARPALL[1]	FELIX[2]	FELIX[2] low disease burden	ELIANA[3]
Indication	Pediatric	Adult	Adult	Pediatric
n	14	127	29	75
ORR	86%	78%	100%	83%
12mth EFS	54%	50%	65%	50%
CRS any Grade	93%	69%	47%	77%
CRS > Grade 3	**0%**	2%	**0%**	**48%**
ICANS any Grade	50%	23%	8%	71%
ICANS > Grade 3	**7%**	7%	**0%**	**22%**

1. Ghorashian et al., *Nature Medicine* 2019
2. Roddie et al, ASH 2023
3. USPI 2023, Maude et al., *NEJM* 2018

Low disease burden defined as <5% bone marrow blast at lymphodepletion

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Autoimmune

Developing Next Generation Programmed T Cell Therapies

Phase 1 study in r/r SLE – open for enrollment

Primary goal of the Phase 1 study will be confirming the fixed dose in adult SLE patients

CARLYSLE Study

- A Single-Arm, Open-Label, Phase I Study to Determine the Safety, Tolerability and Preliminary Efficacy of Obecabtagene Autoleucel in Patients with Severe, Refractory Systemic Lupus Erythematosus (SLE)*

Study details

- **Number of patients:** 6 (option to add further cohort of 6 patients)
- **Primary endpoint:** to establish the tolerability and safety of obe-cel in patients with severe, refractory SLE
- **Secondary endpoints:** to evaluate the preliminary efficacy of obe-cel using measures of SLE disease activity
- **Dosing:** 50 x 10^6 CD19 CAR-positive T cells
- **Follow up:** up to 12 months

- First two patients enrolled; initial clinical data expected in late 2024

* A Study of CD19 Targeted CAR T Cell Therapy in Patients With Severe, Refractory Systemic Lupus Erythematosus (SLE) – Full Text View – ClinicalTrials.gov

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Other pipeline programs and technologies A broad portfolio of potential next generation modular T cell therapies

Developing Next Generation Programmed T Cell Therapies

Autolus pipeline

Obe-cel product family

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
Obe-cel	Adult B-ALL	CD19	FELIX		Pivotal	Submitted to EMA and FDA (PDUFA November 16, 2024)
Obe-cel	Systemic Lupus Erythematosus	CD19	CARLYSLE		Phase 1	Initial data late 2024
Obe-cel	B-NHL and CLL	CD19	ALLCAR19	UCL	Phase 1	Data in peer reviewed journal
Obe-cel	PCNSL	CD19	CAROUSEL	UCL	Phase 1	Data in peer reviewed journal
AUTO1/22	Pediatric ALL	CD19 & CD22	CARPALL	UCL BIONTECH*	Phase 1	Data in BLOOD August 2023
AUTO8	Multiple Myeloma	CD19 & BCMA	MCARTY	UCL	Phase 1	Updated clinical data in H2 2024

Additional pipeline programs

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
AUTO4	TRBC1+ Peripheral TCL	TRBC1	LibrA T1		Phase 1	Data in peer reviewed journal
AUTO5	TRBC2+ Peripheral TCL	TRBC2	–		Preclinical	Data in peer reviewed journal
AUTO6NG	Neuroblastoma	GD2	MAGNETO	UCL | BIONTECH*	Phase 1	Study open for enrollment
AUTO9	Acute Myeloid Leukemia	CD33, CD123 & CLL1	TBD	UCL	Preclinical	Estimated Phase 1 start 2025

* BioNTech holds an option to co-fund and co-commercialize

Oncology Autoimmune

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Financial Results

Financial summary (unaudited) USD Q1 2024 ($ '000) Q1 2023 ($ '000) Variance ($ '000) License revenues 10,091 1,292 8,799 R&D (30,671) (27,388) (3,283) G&A (18,177) (9,284) (8,893) Loss on disposal of property and equipment - (3,768) 3,768 Total operating expense, net (38,757) (39,148) 391 Other (expense) income, net (1,605) 782 (2,387) Interest Income 6,933 3,446 3,487 Interest expense (19,269) (4,905) (14,364) Income tax benefit 8 14 (6) Net loss after tax (52,690) (39,811) (12,879) Q1 2023 ($ '000) Q4 2023 ($ '000) Variance ($ '000) Cash and cash equivalents 758,529 239,566 518,963 Building a fully integrated, next-generation CAR T company 22

Upcoming news flow

Autolus planned news flow Developing Next Generation Programmed T Cell Therapies 24 Anticipated Milestone or Data Catalysts Anticipated Timing Obe-cel FELIX data update at ASCO, EHA & ASH 2024 June & December 2024 Obe-cel Marketing Authorization Application to MHRA Second half 2024 Obe-cel U.S. FDA PDUFA target action date November 16, 2024 Obe-cel in autoimmune disease – initial data from SLE Phase 1 study Late 2024

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